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                                                                   EXHIBIT 10.16


                                                                    FACILITY II

                                    GUARANTY

                  GUARANTY (as the same may be amended, supplemented or otherwise modified from time to time, this "GUARANTY"), dated as of November 17, 1999, by and among each of the Subsidiaries listed on Schedule I hereto (collectively, the "SUBSIDIARY GUARANTORS"), and THE BANK OF NEW YORK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") on behalf of the Lenders under and as defined in the Credit Agreement (hereinafter defined).

                                    RECITALS

         I. Reference is made to the Credit Agreement, dated as of the date hereof, by and among NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation (the "BORROWER"), the Lenders party thereto, the Administrative Agent, BANK ONE, NA, as a Co-Documentation Agent, and BANKBOSTON, N.A., as a Co-Documentation Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

         II. The Administrative Agent, the Co-Documentation Agents and the Lenders have made it a condition precedent to the effectiveness of the Credit Agreement that each Subsidiary Guarantor execute and deliver this Guaranty.

         III. Each Subsidiary Guarantor expects to derive substantial benefit from the Credit Agreement and the transactions contemplated thereby and, in furtherance thereof, has agreed to execute and deliver this Guaranty.

         Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Subsidiary Guarantors, the Borrower and the Administrative Agent hereby agree as follows:

         1.       DEFINED TERMS

                  (a) Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                  (b) When used in this Guaranty, the following capitalized terms shall have the respective meanings ascribed thereto as follows:

                            "BORROWER OBLIGATIONS" means all present and future
obligations and liabilities, whether deemed principal, interest, additional interest, fees, expenses or otherwise of the Borrower to the Administrative Agent, the Co-Documentation Agents,


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the Swingline Lender, the Lenders and the Issuing Bank, including, without limitation, all obligations under (i) the Credit Agreement, (ii) the Notes and
(iii) all other Loan Documents.

                            "GUARANTOR OBLIGATIONS" means, with respect to each
Subsidiary Guarantor, all of the obligations and liabilities of such Subsidiary Guarantor hereunder, whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired.

         2.       GUARANTEE

                  (a) Subject to Section 2(b), each Subsidiary Guarantor hereby absolutely, irrevocably and unconditionally guarantees the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations. The agreements of each Subsidiary Guarantor in this Guaranty constitute a guarantee of payment, and no Credit Party shall have any obligation to enforce any Loan Document or exercise any right or remedy with respect to any collateral security thereunder by any action, including making or perfecting any claim against any Person or any collateral security for any of the Borrower Obligations prior to being entitled to the benefits of this Guaranty. The Administrative Agent may, at its option, proceed against the Subsidiary Guarantors, or any one or more of them, in the first instance, to enforce the Guarantor Obligations without first proceeding against the Borrower or any other Person, and without first resorting to any other rights or remedies, as the Administrative Agent may deem advisable. In furtherance hereof, if any Credit Party is prevented by law from collecting or otherwise hindered from collecting or otherwise enforcing any Borrower Obligation in accordance with its terms, such Credit Party shall be entitled to receive hereunder from the Subsidiary Guarantors after demand therefor, the sums which would have been otherwise due had such collection or enforcement not been prevented or hindered.

                  (b) Notwithstanding anything to the contrary contained herein, the maximum aggregate amount of the obligations of each Subsidiary Guarantor hereunder shall not, as of any date of determination, exceed the lesser of the greatest amount that is valid and enforceable against such Subsidiary Guarantor under principles of New York State contract law and the greatest amount that would not render such Subsidiary Guarantor's liability hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liability (A) in respect of intercompany indebtedness to the Borrower or any Affiliate or Subsidiary of the Borrower, to the extent that such intercompany indebtedness would be discharged to the extent payment is made by such Subsidiary

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Guarantor hereunder, and (B) under any guarantee of (1) senior unsecured indebtedness or (2) indebtedness subordinated in right of payment to any Borrower Obligation, in either case which contains a limitation as to maximum liability similar to that set forth in this Section 2(b) and pursuant to which the liability of such Subsidiary Guarantor hereunder is included in the liabilities taken into account in determining such maximum liability) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Subsidiary Guarantor pursuant to applicable law or any agreement providing for an equitable allocation among such Subsidiary Guarantor and other Affiliates or Subsidiaries of the Borrower of obligations arising under guarantees by such parties.

                  (c) Each Subsidiary Guarantor agrees that the Guarantor Obligations may at any time and from time to time exceed the maximum aggregate amount of the obligations of such Subsidiary Guarantor hereunder without impairing this Guaranty or affecting the rights and remedies of any Credit Party hereunder.

         3.       ABSOLUTE OBLIGATION

                  No Subsidiary Guarantor shall be released from liability hereunder unless and until the Commitments and Swingline Commitment have terminated and no Letters of Credit remain outstanding and either (i) the Borrower shall have paid in full the outstanding principal balance of the Loans, together with all accrued and unpaid interest thereon, and all other amounts then due and owing under the Loan Documents, or (ii) the Guarantor Obligations of such Subsidiary Guarantor shall have been paid in full in cash. Each Subsidiary Guarantor acknowledges and agrees that (a) no Credit Party has made any representation or warranty to such Subsidiary Guarantor with respect to the Borrower, any of its Subsidiaries, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or any other matter whatsoever, and (b) such Subsidiary Guarantor shall be liable hereunder, and such liability shall not be affected or impaired, irrespective of
(A) the validity or enforceability of any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or the collectability of any of the Borrower Obligations, (B) the preference or priority ranking with respect to any of the Borrower Obligations, (C) the existence, validity, enforceability or perfection of any security interest or collateral security under any Loan Document, or the release, exchange, substitution or loss or impairment of any such security interest or collateral security, (D) any failure, delay, neglect or omission by any Credit Party to realize upon or protect any direct or indirect collateral security, indebtedness, liability or obligation, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or any of the Borrower Obligations, (E) the existence or exercise of any right of set-off by any Credit Party, (F) the existence, validity or

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enforceability of any other guarantee with respect to any of the Borrower
Obligations, the liability of any other Person in respect of any of the Borrower Obligations, or the release of any such Person or any other guarantor of any of the Borrower Obligations, (G) any act or omission of any Credit Party in connection with the administration of any Loan Document or any of the Borrower Obligations, (H) the bankruptcy, insolvency, reorganization or receivership of, or any other proceeding for the relief of debtors commenced by or against, any Person, (I) the disaffirmance or rejection, or the purported disaffirmance or purported rejection, of any of the Borrower Obligations, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, in any bankruptcy, insolvency, reorganization or receivership, or any other proceeding for the relief of debtor, relating to any Person, (J) any law, regulation or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith or any of the Borrower Obligations, or which might cause or permit to be invoked any alteration in the time, amount, manner or payment or performance of any of the Borrower's obligations and liabilities (including the Borrower Obligations), (K) the merger or consolidation of the Borrower into or with any Person, (L) the sale by the Borrower of all or any part of its assets, (M) the fact that at any time and from time to time none of the Borrower Obligations may be outstanding or owing to any Credit Party, (N) any amendment or modification of, or supplement to, any Loan Document, or (O) any other reason or circumstance which might otherwise constitute a defense available to or a discharge of the Borrower in respect of its obligations or liabilities (including the Borrower Obligations) or of such Subsidiary Guarantor in respect of any of the Guarantor Obligations (other than by the performance in full thereof).

         4.       REPRESENTATIONS AND WARRANTIES

                  Each of the Subsidiary Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

         5.       NOTICES

                  Except as otherwise specifically provided herein, all notices, requests, consents, demands, waivers and other communications hereunder shall be in writing (including facsimile) and shall be given in the manner set forth in
Section 11.2 of the Credit Agreement (i) in the case of the Administrative Agent, to the address set forth in Section 11.2 of the Credit Agreement, (ii) in the case of a Subsidiary Guarantor, to the address set forth in Schedule I hereto, or (iii) in the case of each party hereto, to such other addresses as to which the Administrative Agent may be hereafter notified by the respective parties hereto.

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         6.       EXPENSES

                  Each Subsidiary Guarantor agrees that it shall, promptly after demand, pay to the Administrative Agent any and all reasonable out-of-pocket sums, costs and expenses, which any Credit Party may pay or incur defending, protecting or enforcing this Guaranty (whether suit is instituted or not), reasonable attorneys' fees and disbursements. All sums, costs and expenses which are due and payable pursuant to this Section shall bear interest, payable on demand, at the highest rate then payable on the Borrower Obligations.

         7.       REPAYMENT IN BANKRUPTCY, ETC.

                  If, at any time or times subsequent to the payment of all or any part of the Borrower Obligations or the Guarantor Obligations, any Credit Party shall be required to repay any amounts previously paid by or on behalf of the Borrower or any Subsidiary Guarantor in reduction thereof by virtue of an order of any court having jurisdiction in the premises, including as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, the Subsidiary Guarantors unconditionally agree to pay to the Administrative Agent, within 10 days after demand, a sum in cash equal to the amount of such repayment, together with interest on such amount from the date of such repayment by such Credit Party to the date of payment to the Administrative Agent at the applicable after-maturity rate set forth in the Credit Agreement.

         8.       MISCELLANEOUS

                  (a) Except as otherwise expressly provided in this Guaranty, each Subsidiary Guarantor hereby waives presentment, demand for payment, notice of default, nonperformance and dishonor, protest and notice of protest of or in respect of this Guaranty, the other Loan Documents and the Borrower Obligations, notice of acceptance of this Guaranty and reliance hereupon by any Credit Party, and the incurrence of any of the Borrower Obligations, notice of any sale of collateral security or any default of any sort.

                  (b) No Subsidiary Guarantor is relying upon any Credit Party to provide to such Subsidiary Guarantor any information concerning the Borrower or any of its Subsidiaries, and each Subsidiary Guarantor has made arrangements satisfactory to such Subsidiary Guarantor to obtain from the Borrower on a continuing basis such information concerning the Borrower and its Subsidiaries as such Subsidiary Guarantor may desire.

                  (c) Each Subsidiary Guarantor agrees that any statement of account with respect to the Borrower Obligations from any Credit Party to the Borrower which binds

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the Borrower shall also be binding upon such Subsidiary Guarantor, and that copies of said statements of account maintained in the regular course of or such Credit Party's business may be used in evidence against such Subsidiary Guarantor in order to establish its Guarantor Obligations.

                  (d) Each Subsidiary Guarantor acknowledges that it has received a copy of the Loan Documents and has approved of the same. In addition, each Subsidiary Guarantor acknowledges having read each Loan Document and having had the advice of counsel in connection with all matters concerning its execution and delivery of this Guaranty.

                  (e) This Guaranty shall be binding upon each Subsidiary Guarantor and its successors and insure to the benefit of, and be enforceable by the Administrative Agent, Lenders and their respective successors, transferees and assigns. No Subsidiary Guarantor may assign any right, or delegate any duty, it may have under this Guaranty.

                  (f) Subject to the limitations set forth in Section 2(b), the Guarantor Obligations shall be joint and several.

                  (g) This Guaranty is the "Guaranty" referred to in the Credit Agreement, and is subject to, and should be construed in accordance with, the provisions thereof. Each of the parties hereto acknowledges and agrees that the following are made applicable to this Guaranty and all such provisions are incorporated by reference herein as if fully set forth herein, including Sections 1 (Definitions), 2.13 (Taxes; Net Payments), 11.1 (Amendments and Waivers), 11.3 (No Waiver; Cumulative Remedies), 11.5 (Payment of Expenses and Taxes), 11.7 (Successors and Assigns), 11.9 (Counterparts), 11.12 (Indemnity),
11.13 (Governing Law), 11.14 (Headings Descriptive), 11.15 (Severability), 11.16 (Integration), 11.17 (Consent to Jurisdiction), 11.18 (Service of Process),
11.19 (No Limitation on Service or Suit) and 11.20 (WAIVER OF TRIAL BY JURY).


                  (h) Each Subsidiary Guarantor agrees that (i) the execution and delivery of a Guaranty by any Required Additional Guarantor after the date hereof shall not affect the obligations of the Subsidiary Guarantors hereunder, and (ii) the Subsidiary Guarantors and each such Required Additional Guarantor shall, subject to Section 2(b), be jointly and severally liable for all of the Borrower Obligations.

                  (i) With respect to New Plan Realty Trust, this Guaranty has been negotiated, executed and delivered on behalf of the undersigned by the trustees or officers thereof in their representative capacity under the Declaration of Trust, and not individually, and bind only the trust estate of the undersigned, and no trustee, officer, employee, agent or shareholder of the undersigned shall be bound or held to any personal liability or responsibility in connection with the agreements, obligations and

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undertakings of the undersigned hereunder, and any person or entity dealing with the undersigned in connection therewith shall look only to the trust estate for the payment of any claim or for the performance of any agreement, obligation or undertaking thereunder. The Administrative Agent and each Lender hereby acknowledge and agree that each agreement and other document executed by the undersigned in accordance with or in respect of this transaction shall be deemed and treated to include in all respects and for all purposes the foregoing exculpatory provision.

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                                                                    FACILITY II

         IN EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Subsidiary Guarantee to be duly executed on its behalf.

                                      NEW PLAN REALTY TRUST

                                      By:    /s/ Dean Bernstein
                                             ----------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------

                                      EXCEL REALTY TRUST - ST, INC.

                                      By:    /s/ Dean Bernstein
                                             ----------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                             ----------------------------------

                                      THE BANK OF NEW YORK, as
                                      Administrative Agent

                                      By:    /s/ Frederick Laudisi
                                             ----------------------------------
                                      Name:      Frederick Laudisi
                                             ----------------------------------
                                      Title:     Vice President
                                             ----------------------------------

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                                                                    FACILITY II

                                   SCHEDULE I
                             TO SUBSIDIARY GUARANTY

                              SUBSIDIARY GUARANTORS

                  UNDER GUARANTY DATED AS OF NOVEMBER 17, 1999


                        Jurisdiction of Incorporation or           Address for
Name                    Formation                                  Notices
------------            --------------------------------           --------------------------------
New Plan                       Massachusetts                         1120 Avenue of the Americas
Realty Trust                                                         New York, New York 10036
                                                                     Attention:     Dean Bernstein
                                                                     Telephone:     (212) 869-3000
                                                                     Telecopy:      (212) 869-3989

Excel Realty                   Delaware                              1120 Avenue of the Americas
Trust - ST, Inc.                                                     New York, New York 10036
                                                                     Attention:     Dean Bernstein
                                                                     Telephone:     (212) 869-3000
                                                                     Telecopy:      (212) 869-3989